Exhibit 99.1

Adapting to Changing Markets Annual Investor Conference December 3, 2007 Gramercy Capital Corp.

Safe Harbor This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this presentation are forward-looking statements. All forward-looking statements speak only as of the date of this presentation. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of the Company or industry results to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, the strength of the commercial real estate property markets, competitive market conditions, unanticipated administrative costs, the effects of general and local economic conditions, interest rates, capital market conditions, bankruptcies and defaults of borrowers or tenants in properties securing the Company’s investments, approval of the merger between the Company and American Financial Realty Trust (“AFR”) by the stockholders of the Company and AFR, the satisfaction of closing conditions to such merger, difficulties encountered in integrating the companies, and other factors, which are beyond the Company’s control. Additional information or factors which could impact the Company and the forward-looking statements contained herein are included in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Additional Information and Where to Find It This presentation does not constitute an offer of any securities for sale. The Company has filed with the SEC a Registration Statement on Form S-4, which includes a joint proxy statement/prospectus of the Company and AFR and other relevant materials in connection with the proposed merger. The joint proxy statement/prospectus will be mailed to the shareholders of the Company and AFR. Investors and security holders of the Company and AFR are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available because they will contain important information about the Company, AFR and the proposed merger. The joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by the Company or AFR with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Gramercy by contacting the Company’s Investor Relations at www.gramercycapitalcorp.com or via telephone at 212-297-1000. Investors and security holders may obtain free copies of the documents filed with the SEC by AFR at www.afrt.com or via telephone at 215-887-2280. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER. The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and AFR in favor of the proposed merger. Information about the directors and executive officers of the Company and their respective interests in the proposed merger is set forth in the Company’s proxy statements for its 2007 annual meeting and will be available in the joint proxy statement/prospectus. AFR and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of AFR and the Company in favor of the proposed merger. Information about the directors and executive officers of AFR and their respective interests in the proposed merger is set forth in AFR’s proxy statements for its 2007 annual meeting and will be available in the joint proxy statement/prospectus.

Today’s Speakers Marc Holliday Chief Executive Officer Bob Foley Chief Financial Officer Hugh Hall Chief Operating Officer

Strategic Rationale Combine existing platforms of Gramercy and AFR to create integrated commercial real estate finance and operating company Create a new growth platform for Gramercy Provide Gramercy with scale and diversity Transform Gramercy from specialty finance company to $7 billion diversified enterprise with complementary business lines Expected to enhance Gramercy’s access to capital and credit Provide Gramercy opportunity to leverage relationships with AFR’s customer base of financial institutions Merger may result in Gramercy being valued at higher price to earnings multiple than its current multiple Leverage Gramercy’s and SL Green’s real estate and finance expertise

Synergistic Relationship Synergies Transaction Sourcing Market Knowledge Corporate Infrastructure Co-Sourced Investments Real Estate Judgment Network of Relationships Capital Resources 25 Mezz 50% Participation w/ SLG River Terrace 50 Mezz 50% Participation w/ SLG 100 Church Street 72 Fee Interest 292 Madison 317 45% TIC Interest The Lipstick Building 225 45% TIC Interest 2 Herald Square 125 Mezz 50% pari-passu Participation w/ SLG Blackstone EOP 200 Mezz 85% pari-passu interest w/ SLG New Jersey Multi $ in Millions Type Investment

Integrated Business Platform

Marc Holliday
Chief Executive Officer

Andrew Mathias *Chief Investment Officer*	Hugh Hall *Chief Operating Officer*	Bob Foley *Chief Financial Officer*	Greg Hughes *Chief Credit Officer*	Andrew Levine *Compliance Officer/ Corp. Secretary*

Origination	Asset Management	Capital Markets/ Syndications/ CDO Management	Real Estate Securities Group ("RESG")	Transaction Counsel	Finance & Accounting	Investor Relations
New York David Schonbraun Peter Tubesing Jake Stahler California Michael Nagin Phil Orosco	Andrew Falk Bob Wirth	Shawn Townsend Jeffrey Baevsky	Joe Romano	Michael Kavourias	Matt DiLiberto Jon Clark	Heidi Gillette

Gramercy SL Green

Bob Foley Chief Financial Officer

Total Return: IPO – November 30, 2007 -50.5% RAIT Investment Trust 9. -37.1% Newcastle Inv. Corp. 8. -4.1% Anthracite Capital Inc. 7. -1.9% iStar Financial Inc. 6. 9.9% Capital Lease 5. 35.0% NorthStar Realty 3. 22.5% Arbor Realty Trust 4. 62.5% Capital Trust 2. 96.2% Gramercy Capital Corp 1. Sector Leading Returns Results as of November 30, 2007; Data provided by SNL Financial

Market Differentiation Flight to Quality Results as of November 30, 2007; Data provided by SNL Financial 11.9% 14.5% 15.7% 15.7% 21.3% 22.1% 10.6% 9.1% 10.4% Capital Lease Capital Trust Gramercy Capital iStar Financial Arbor Realty Trust NorthStar Realty Anthracite Capital Inc. RAIT Investment Trust Newcastle Inv. Corp Dividend Yield

$2.00 Substantial Growth *Management Estimates 4Q07* 3Q07 2Q07 1Q07 4Q06 3Q06 2Q06 1Q06 4Q05 3Q05 2Q05 1Q05 4Q04 $0.5 $0.6 $0.8 $1.4 $1.5 $1.8 $2.0 $2.5 $2.8 $2.8 $3.3 $4.2 $4.4 Total Assets (in Billions) $0.51 $0.51 $0.50 $0.475 $0.45 $0.35 $0.22 $0.15 $0.56 $0.56 $0.63 $0.63 $0.63 Dividends Per Share

Building Capital Strength Bought Overnight at $26.25 per share gross Common Equity $126.7 September 2007 $1,516.7 Total PIPE with Morgan Stanley at $26.25 per share gross Common Equity $100.0 November 2007 Term Financing for RESG portfolio Gramercy CDO 2007-1 $1,100.0 August 2007 Upsized to $175 mm from $100 mm; added two new lenders; reduced WAS to 165 bps from 220 bps Unsecured Credit Facility $75.0 June 2007 Bought Overnight at $25.00 per share gross 8.125% Pref Equity $115.0 April 2007 Comments Type $ in Mil Proven access to debt and equity capital markets Total of $1.5 billion raised

Diverse Capital Base 0.0 1.0 2.0 3.0 4.0 5.0 ($ Billions) FY 2005 FY 2006 FY 2007 Common Equity Trust Preferred Securities Perpetual Preferred Equity CDO Mortgage Debt Lines - Secured Lines - Unsecured

Building Liquidity Source: SEC Filings, Company Records, Management Estimates. $- $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 1Q07 2Q07 3Q07 4Q07(est.) (in Millions) Lines - Unsecured Lines - Secured CDO Cash

Composition of FFO (1) Midpoint of Management guidance ($0.04) Reduction in dollar volume of taxable income for FY07 in TRS. ($0.07) Tax Provision ($0.45) Sharply improved efficiencies, benefits of scale; operating leverage of SLG infrastructure. ($0.46) MG&A ($1.24) Growth of investment portfolio; increase during FY07 in average long-term capital base; higher incentive fee due to increased FFO return. ($0.93) Management Fees $0.33 Increase in wholly-owned or proportionately-consolidated real estate subject to depreciation expense. $0.02 Credit Tenant Lease $0.19 Investment Income $0.19 Other Income $0.26 Sold $272.0 M in YTD 07 vs. $245.2 M in FY06; primarily floaters rather than fixed-rate loans $0.48 Trading Gains $3.97 Moderated loan origination; significant RESG growth; widening asset yields; reduced COF, reduced corporate leverage. $3.23 Net Interest Income FY07: $3.03(1) FY06: $2.46

AFR – Merger Summary 7.10 - 7.25% Approximate Going-in Cap Rate Other Transaction Items 7.75 - 8.25% Approximate Implied Cap Rate on Core Portfolio (2) Anticipated Closing March 2008 Timing Consideration per AFR Share $5.50 Cash (per share) 0.12096 GKK Common Stock (shares of GKK per AFR share) $3.5bn Transaction Consideration 2.2bn Total Debt $1.3bn Total Equity (1) 129.3 AFR Diluted Shares Outstanding (in millions) (1) Based on closing price of GKK common stock as of 11/02/07. (2) 2008 projected NOI/Total Purchase Price (excluding Cash, Dana portfolio, Value Add portfolio, expected realized net proceeds on Held for Sale Assets, other tangible assets, other tangible liabilities and transaction expenses). Transaction Value

Combined Asset Base Gramercy 3Q07 Gramercy Q3 2007 Pro Forma Source: SEC filings Increase Total Assets by Roughly 75% Mezzanine Loans 15% Real Estate Securities 21% Credit Net Lease Commercial Real Estate 6% Subordinate Mortgages 6% Whole Loans 52% Subordinate Mortgages 3% Whole Loans 28% Credit Net Lease Commercial Real Estate 50% Real Estate Securities 11% Mezzanine Loans 8%

Four Business Segments Note: Data as of 10/19/07. Includes Citizens joint venture. RSF Net Operating Income Dana Portfolio 12% Value Add Portfolio 15% Core Portfolio 59% Held for Sale 14% Dana Portfolio 19% Value Add Portfolio 4% Core Portfolio 75% Held for Sale 2%

Strong Tenant Base Approximately 75% of the base rental revenue from tenants rated “A” or better BofA and Wachovia represent approximately 61% of total NRSF and 51% of total rental revenues

Geographic Diversity

AFR Transaction Timetable* Distribution of Proxy Statement Shareholder Votes Closing Asset Sales Recruitment Systems Integration * Estimated November 2007 December 2007 January 2008 February 2008 March 2008

Today’s Speakers Hugh Hall Chief Operating Officer

2007 Scorecard Objectives: Penetrate targeted markets using enlarged direct origination teams in NYC and LA Enhance asset management platform Selectively originate opportunistic debt and equity investments in correcting markets Optimize net lease portfolio Maintain credit discipline Establish funds management business Drive dividend and share price (1) Based on a percentage of new originations. Results: Increased loan investments in key markets, especially NYC (27%)(1), and Washington DC (18%)(1) Added 3 dedicated staff and implemented new technology platform Reduced direct originations in 3Q and 4Q; increased secondary purchases of discounted loans as share of total debt investments in 4Q Sold 45% joint venture interest in One Madison Avenue for $92M gain Entered into $3.5bn AFR merger agreement Limited loan charge-offs to $3.2MM, or 0.06% of cumulative loan originations of $5.2 billion since inception Postponed due to market conditions; AFR and RESG may provide platforms for 2008 Delivered 22.8% growth in FFO/share, 12.5% growth in regular dividend/share and declared a $2/share special dividend

Additional 2007 Highlights Entered into Merger Agreement with AFR Raised $340 Million of Equity Issued $1.1 Billion CDO at +45 COF in July Launched RESG to Tap Correcting Market Enhanced Credit Facilities in June

2007 Debt Market Overview CMBS, Derivative and CRE CDO Spreads Widened Dramatically Greatest spread widening in history of CMBS market CDO and bridge lending markets seized up in August CMBX market gyrating wildly CMBS/CDO Market $10-$20 billion inventory of conduit CMBS $40-$50 billion inventory of floating rate CMBS and CDO Whole Loan Market Fixed Rate 60% LTV at S+150 (amortizing) from 90% LTV at S+50 (interest only) 75%+ decline in production Floating Rate 75% LTV at L+350-450 from 90% LTV at L+225-250 Mezzanine Loan Market Institutional Market Remains Active at L+350-400 Non-Institutional Market Experiencing “Capitulation” at L+500-1000 Source: Management

AAA CMBS Spread Performance Source: Citigroup Research, Markit Group * On the Run CMBX spreads represents the then on the run CMBX index or CMBX06.2 from 1/5/07 – 4/13/07, CMBX 07.1 from 4/27/07 – 10/12/07 and CMBX 07.2 from 10/26/07 – 11/23/07 Historical AAA CMBS Trends (1/05/07 - 11/23/07) 0 10 20 30 40 50 60 70 80 90 100 110 120 January 5, 2007 January 19, 2007 February 2, 2007 February 16, 2007 March 2, 2007 March 16, 2007 March 30, 2007 April 13, 2007 April 27, 2007 May 11, 2007 May 25, 2007 June 8, 2007 June 22, 2007 July 6, 2007 July 20, 2007 August 3, 2007 August 17, 2007 August 31, 2007 September 14, 2007 September 28, 2007 October 12, 2007 October 26, 2007 November 9, 2007 November 23, 2007 Spread to Swaps or LIBOR Fixed Rate AAA Floating Rate AAA On the Run CMBX AAA*

BBB- CMBS Spread Performance Source: Citigroup Research, Markit Group * On the Run CMBX spreads represents the then on the run CMBX index or CMBX06.2 from 1/5/07 – 4/13/07, CMBX 07.1 from 4/27/07 – 10/12/07 and CMBX 07.2 from 10/26/07 – 11/23/07 Historical BBB- CMBS Spreads (1/05/07 - 11/23/07) 0 200 400 600 800 1000 1200 1400 January 5, 2007 January 19, 2007 February 2, 2007 February 16, 2007 March 2, 2007 March 16, 2007 March 30, 2007 April 13, 2007 April 27, 2007 May 11, 2007 May 25, 2007 June 8, 2007 June 22, 2007 July 6, 2007 July 20, 2007 August 3, 2007 August 17, 2007 August 31, 2007 September 14, 2007 September 28, 2007 October 12, 2007 October 26, 2007 November 9, 2007 November 23, 2007 Spread to Swaps or LIBOR Fixed Rate BBB- Floating Rate BBB- On the Run CMBX BBB-*

2007 Investment Activity $755.6 451 ($175.2) $400.3 $84.7 - $107.1 $57.8 $144.9 Q3 2007 $24.1 - - - Real Estate Securities Group 299 417 451 353 Average Spread $301.0 $225.4 $74.6 $380.9 Net Production $169.5 $420.2 $378.5 $144.3 Less: Repayments $15.1 $172.1 $66.9 $64.5 Less: Syndications $146.6 - - - Corporate Loans $115.2 $228.4 $252.2 $140.9 Mezzanine / Preferred Equity - - $14.7 - B Notes $223.7 $589.3 $253.0 $448.9 Whole Loans Q2 2007 Q1 2007 Q4 2006 Q3 2006 Investment Type

Gramercy’s $3.5 Billion Portfolio Property Type Geography Fixed vs. Floating Form of Investment All data as of September 30, 2007 Including real estate securities Including real estate securities Whole Loan 51% Subordinate 6% Corp. Whole Loans 4% Real Estate Securities 22% Mezzanine 16% Preferred Equity 1% Fixed 35% Floating 65% Midwest 3% Mid-Atlantic 4% West 26% Southwest 9% South 15% Northeast 43% Other 3% Land-Com 7% Hotel 15% Retail 13% Multifamily 15% Office 36% Land-Resi 7% Condo 4%

Real Estate Securities Group Launched in March 2007 with hiring of Joe Romano, former real estate securities portfolio manager for TIAA Experienced Four-Person Team Loan collateral underwriting Scenario/investment analysis Investment execution Investor coverage Surveillance Focus of GKK Funds Management Platform 2007 Moderate investment activity and meetings with investors 2008 Establish track record and launch fund to invest in CMBS

CMBS Relative Value Source: Citigroup Research, UBS, Moody's, Gramercy 2.50% "A" CDR to Incur loss 17%-20% "A" Leveraged ROE 234 bps "A" CMBS Spread to Corporate 475 bps "BBB-" 2007 vs. 2004 580 bps AAA - BBB- Credit Curve CMBS Relative Value Snapshot $5B $250B Projected Total Credit Losses 1.50% 20.00% Est. Long-Term Default Rate 0.32% 15.37% 60-Day Delinquency Rate $1,000B $2,500B Total Origination Conduit Loans Subprime Loans CMBS Relative Credit Performance

Types of Securities Investments Fixed Rate High-Grade CMBS (AA+ to A-) Pro: Attractive returns compared to historical spreads; potential trading gains in a recovering market Con: No matched term financing structures and increases credit losses GKK Strategy: Closed $663.7 MM GSMS 2007-GKK1 and $1.1 B GKK 2007-1 Floating Rate Investment Grade CMBS (A+ to BBB-) Pro: Attractive risk-adjusted returns compared to mezz loans and b notes Con: Pools lack diversity GKK Strategy: Analyzing bonds for year-end dealer “relief” Synthetic CMBS Investments (CMBX, CDS, TRS) Pro: Structurally leveraged high grade investments Con: High Volatility GKK Strategy: Invested $25.8 MM in NSCR 2007-4 and NSCR 2007-7 High-Grade CRE CDO Bonds (AA to A-) Pro: Distressed selling by ABCP vehicles and failed CDO issuers Con: Limited liquidity GKK Strategy: Invested $22.75 MM buying GKK-issued bonds

2008 Goals & Objectives Close and Integrate the AFR Merger Use AFR Platform for Net Lease Investments with Financial Services Companies Raising Capital Identify Alternate Sources of Growth Capital Syndicate Low Margin Loans for Redeployment Acquire Discounted Secondary Market Paper Pursue High Margin Direct Originations Continue Development of RESG Platform Continue Conservative Approach to Loan Loss Reserves Maintain Dividend and Increase Retained Earnings Increase FFO to $3.05 - $3.10

Q&A Annual Investor Conference December 3, 2007 Gramercy Capital Corp.